                                                                    EXHIBIT 99.1

                             4Q 2004 Conference Call
                          11:00 AM ET, Friday, 3/4/2005
                            Dial 888-433-1657 for Q&A
                          (International 303-957-1357)

Webcast: Via Web site, www.homeproperties.com,  in the "Investors" section under
"Financial Information."

Question & Answer: You will need to press the number one followed by the number four on your touchtone phone to be placed in the queue to ask a question. If you are using a speakerphone, please pick up the handset before pressing the numbers. No password is required.

Enclosed are the following supplemental reports:
1.       Property-by-Property Breakdown of Operating Results
2.       Occupancy Comparison by Regions and Sequential NOI Comparison
3.       Resident Statistics
4.       Same-Store Operating Expense Detail
5.       Summary of Recent Acquisitions
6.       Summary of Recent Sales
7.       Breakdown of Owned Units by Market
8.       Debt Summary Schedule
9.       Net Asset Value Calculation
10.      Capital Expenditure and Adjusted NOI Summary
11.      2005 Earnings Guidance
12.      Reconciliation of FIN 46 Consolidation - Balance Sheet

Audio Replay:  800-633-8284 (International for audio replay 402-977-9140)

Audio Replay Passcode:  21228979

Please call our office at 585-546-4900 if there is any additional information that we can provide.

JS:DPG:yjw
Enclosures

HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                                     FOURTH QUARTER 2004                         Q4 '04 versus Q4 '03
                                                                                                        % Growth
                                                     -------------------                         --------------------
                                                                                                                     Q4 '04
                                    # of         Date     Q4 '04     Q4 '04   Year Ago    Rental   Rental      NOI    % NOI        %
                                   Apts.        Acqu.   Rent/Mo.     Occup.     Occup.     Rates    Revs.   w/ G&A   w/ G&A   #Units
                                   -----        -----   --------     ------     ------     -----    -----   ------   ------   ------

Baltimore Region
 Bonnie Ridge                        966     7/1/1999    $   990      92.4%      90.1%      0.6%     3.2%     2.8%
 Canterbury Apartments               618    7/16/1999    $   822      91.4%      94.9%      5.4%     1.4%     0.1%
 Country Village                     344    4/30/1998    $   792      91.6%      91.9%      4.3%     3.8%     1.2%
 Falcon Crest                        396    7/16/1999    $   867      88.9%      91.4%      3.7%     0.9%     0.5%
 Fenland Field                       234     8/1/2001     $1,016      93.7%      91.8%      3.0%     5.0%    -1.5%
 Gateway Village                     132    7/16/1999     $1,130      90.4%      94.7%      4.8%     0.0%    -4.3%
 Mill Towne Village Apts             384    5/31/2001    $   774      93.0%      96.0%      5.5%     2.2%    -2.8%
 Morningside Heights               1,050    4/30/1998    $   792      92.4%      93.8%      3.1%     1.6%    -2.4%
 Owings Run                          504    7/16/1999    $   981      94.0%      91.4%      2.2%     5.2%     4.6%
 Selford Townhomes                   102    7/16/1999     $1,151      94.3%      92.7%      4.6%     6.4%     9.5%
 Shakespeare Park                     84    7/16/1999    $   810      95.3%      98.9%     31.2%    26.3%    37.5%
 Timbercroft Townhomes               284    7/16/1999    $   742      97.8%      98.7%      6.0%     5.0%    25.5%
 Village Square Townhomes            370    7/16/1999     $1,000      94.2%      95.5%      5.5%     4.1%    10.3%
 Woodholme Manor                     176    3/31/2001    $   708      91.8%      92.1%      5.0%     4.6%   -12.2%
                                   -----                 -------      ----       ----       ---      ---      ---     ----     ----
  Total Baltimore Region           5,644                 $   883      92.6%      93.1%      3.7%     3.3%     2.3%    14.0%    13.5%

Boston Region:
 Gardencrest                         696    6/28/2002     $1,312      92.7%      93.9%      5.6%     4.3%    -8.0%
 Stone Ends                          280    2/12/2003     $1,178      94.1%      94.8%      0.9%     0.2%    -4.2%
 The Village at Marshfield           276    3/17/2004     $1,065      93.4%        n/a       n/a      n/a      n/a
                                   -----                 -------      ----       ----       ---      ---      ---     ----     ----
  Total Boston Region              1,252                  $1,228      93.1%      94.2%      4.3%     3.1%    -6.9%     4.0%     3.0%

Buffalo, NY Region:
 Emerson Square                       96   10/15/1997    $   680      98.1%      98.6%      4.4%     3.9%    -3.2%
 Idylwood                            720     1/1/1995    $   672      91.8%      93.9%      4.0%     1.7%    -7.4%
 Paradise Lane                       324   10/15/1997    $   700      94.0%      95.6%      3.0%     1.2%     0.6%
 Raintree Island                     504     8/4/1994    $   729      91.7%      94.7%      3.1%    -0.2%    -0.1%
                                   -----                 -------      ----       ----       ---      ---      ---     ----     ----
  Total Buffalo Region             1,644                 $   695      92.5%      94.7%      3.5%     1.1%    -3.2%     2.2%     3.9%

Delaware Region
 Home Properties of Newark           432    7/16/1999    $   805      94.8%      92.0%      6.6%     9.8%    17.4%
                                   -----                 -------      ----       ----       ---      ---      ---     ----     ----
  Total Delaware Region              432                 $   805      94.8%      92.0%      6.6%     9.8%    17.4%     0.9%     1.0%

Detroit, Michigan Region
 Canterbury Square                   336   10/29/1997    $   757      90.0%      89.9%      0.9%     1.1%     4.5%
 Carriage Hill - MI                  168    9/29/1998    $   777      94.9%      95.6%     -0.7%    -1.4%     0.4%
 Carriage Park                       256    9/29/1998    $   737      90.8%      93.6%     -0.1%    -3.1%    -7.8%
 Charter Square                      492   10/29/1997    $   857      92.3%      91.1%      1.4%     2.7%     1.6%
 Cherry Hill Club                    165     7/7/1998    $   635      89.6%      86.9%     -3.4%    -0.4%   -16.6%
 Cherry Hill Village                 224    9/29/1998    $   708      96.0%      93.6%      1.0%     3.6%     8.1%
 Deerfield Woods                     144    3/22/2000    $   795      94.3%      93.7%     -3.0%    -2.5%    -8.8%
 Fordham Green                       146   10/29/1997    $   893      87.5%      90.9%     -0.8%    -4.4%     4.6%
 Greentrees                          288   10/29/1997    $   656      81.7%      90.1%      0.4%    -9.0%   -13.6%
 Hampton Court                       182    9/30/2000    $   684      87.0%      82.8%     -0.6%     4.5%    17.1%
 Kingsley                            328   10/29/1997    $   665      92.9%      91.4%     -1.9%    -0.2%    -2.8%
 Macomb Manor                        217    3/22/2000    $   701      90.0%      90.3%      1.5%     1.1%   -14.7%
 Oak Park Manor                      298   10/29/1997    $   844      89.8%      92.6%      1.4%    -1.7%    -3.3%
 Scotsdale                           376   11/26/1997    $   666      92.9%      92.5%     -1.8%    -1.4%    -2.3%
 Southpointe Square                  224   10/29/1997    $   648      88.1%      90.0%      0.1%    -2.0%     5.0%
 Springwells Park                    303     4/8/1999    $   988      86.7%      86.2%      1.8%     2.4%     6.9%
 Stephenson House                    128   10/29/1997    $   671      94.6%      96.0%      1.7%     0.3%     2.6%
 The Lakes                           434    11/5/1999    $   855      82.7%      92.2%     -1.7%   -11.8%   -37.1%
 Woodland Gardens                    337   10/29/1997    $   733      91.9%      95.4%      1.3%    -2.4%   -11.9%
                                   -----                 -------      ----       ----       ---      ---      ---     ----     ----
  Total Detroit Region             5,046                 $   761      89.8%      91.3%      0.0%    -1.6%    -5.6%     8.2%    12.1%

Florida Region
 The Hamptons                        668     7/7/2004    $   833      90.1%        n/a       n/a      n/a      n/a
 Vinings at Hampton Village          168     7/7/2004    $   917      93.7%        n/a       n/a      n/a      n/a
                                   -----                 -------      ----       ----       ---      ---      ---     ----     ----
  Total Florida Region               836                     850      90.9%        n/a       n/a      n/a      n/a     1.1%     2.0%

Hudson Valley Region
 Carriage Hill                       140    7/17/1996     $1,229      90.7%      95.4%      4.6%    -0.5%    -7.0%
 Cornwall Park                        75    7/17/1996     $1,618      90.0%      91.0%      0.5%    -0.7%   -19.0%
 Lakeshore Villas                    152    7/17/1996     $1,030      95.2%      93.0%      4.4%     6.9%     9.9%
 Patricia                            100     7/7/1998     $1,326      93.7%      92.6%      5.7%     6.9%   -10.7%
 Sherwood Consolidation              224   10/11/2002     $1,036      96.4%      96.4%     11.6%    11.6%     7.2%
 Sunset Gardens                      217    7/17/1996    $   901      92.8%      96.0%      6.1%     2.7%     2.5%
                                   -----                 -------      ----       ----       ---      ---      ---     ----     ----
  Total Hudson Valley Region         908                  $1,113      93.4%      94.4%      6.0%     4.9%    -2.1%     2.2%     2.2%

Illinois Region
 Blackhawk                           371   10/20/2000    $   873      89.1%      91.6%      3.4%     0.6%   -30.9%
 Courtyards Village                  224    8/29/2001    $   760      96.3%      94.3%     -0.8%     1.4%   -10.5%
 Cypress Place                       192   12/27/2000    $   892      94.3%      91.0%      1.4%     5.0%    -2.0%
 The Colony                          783     9/1/1999    $   827      90.5%      92.3%      0.0%    -2.0%   -23.0%
 The New Colonies                    672    6/23/1998    $   710      90.5%      91.2%     -0.3%    -1.1%    25.3%
                                   -----                 -------      ----       ----       ---      ---      ---     ----     ----
  Total Illinois Region            2,242                 $   798      91.2%      92.0%      0.6%    -0.3%    -8.0%     3.7%     5.4%

Long Island, NY Region
 Bayview / Colonial                  160    11/1/2000     $1,126      94.7%      93.5%      4.1%     5.5%     2.2%
 Cambridge Village                    82     3/1/2002     $1,398      97.7%      98.5%     10.3%     9.4%    20.2%
 Coventry Village                     94    7/31/1998     $1,316      94.4%      97.0%      5.2%     2.4%     0.9%
 Devonshire Hills                    297    7/16/2001     $1,665      92.4%      92.5%     -1.0%    -1.1%    -7.1%
 East Winds                           96    11/1/2000     $1,100      95.1%      91.2%      3.0%     7.4%     3.8%
 Hawthorne Court                     434     4/4/2002     $1,296      94.2%      93.5%      4.9%     5.7%    -1.4%
 Heritage Square                      80     4/4/2002     $1,368      99.5%      98.1%      9.1%    10.6%     9.4%
 Holiday Square                      143    5/31/2002     $1,097      95.1%      97.6%     20.9%    17.8%    56.5%
 Lake Grove Apartments               368     2/3/1997     $1,363      93.4%      95.1%      2.7%     0.9%    -1.0%
 Maple Tree                           84    11/1/2000     $1,117      95.4%      92.7%      0.2%     3.3%     6.9%
 Mid- Island Estates                 232     7/1/1997     $1,201      94.4%      97.3%      6.5%     3.3%     0.9%
 Rider Terrace                        24    11/1/2000     $1,190      91.4%      99.6%      6.3%    -2.5%    -5.7%
 South Bay Manor                      61    9/11/2000     $1,496      95.3%      95.4%      8.2%     8.1%     3.6%
 Southern Meadows                    452    6/29/2001     $1,317      93.9%      94.3%      0.1%    -0.3%    -3.3%
 Stratford Greens                    359     3/1/2002     $1,363      95.4%      95.5%      1.6%     1.4%    -4.5%
 Terry Apartments                     65    11/1/2000     $1,089      95.2%      92.9%      2.2%     4.6%     2.6%
 Westwood Village Apts               242     3/1/2002     $2,030      96.4%      97.1%      8.6%     7.8%    -0.1%
 Woodmont Village Apts                96     3/1/2002     $1,224      94.8%      96.5%      4.7%     2.9%    -2.2%
 Yorkshire Village Apts               40     3/1/2002     $1,413      99.7%      97.1%      5.2%     8.0%    27.4%
                                   -----                 -------      ----       ----       ---      ---      ---     ----     ----
  Total Long Island Region         3,409                  $1,368      94.7%      95.0%      4.0%     3.7%     0.5%    12.6%     8.2%

Maine Region
 Mill Co. Gardens                     95     7/7/1998    $   727      94.7%      89.0%      4.6%    11.3%    20.4%
 Redbank Village                     500     7/7/1998    $   780      91.2%      89.2%      3.1%     5.3%     2.8%
                                   -----                 -------      ----       ----       ---      ---      ---     ----     ----
  Total Maine Region                 595                 $   772      91.7%      89.2%      3.3%     6.2%     5.2%     1.3%     1.4%

New Jersey Region
 Chatham Hill Apartments             308    1/30/2004     $1,448      92.9%        n/a       n/a      n/a      n/a
 East Hill Gardens                    33     7/7/1998     $1,354     100.0%      97.1%      6.2%     9.3%    24.3%
 Fairmount Apartments                 54    1/30/2004    $   773      98.1%        n/a       n/a      n/a      n/a
 Kensington Apartments                38    1/30/2004    $   902      95.4%        n/a       n/a      n/a      n/a
 Lakeview                            106     7/7/1998     $1,168      95.6%      95.9%      6.5%     6.1%    10.9%
 Northwood Apartments                134    1/30/2004     $1,120      95.7%        n/a       n/a      n/a      n/a
 Oak Manor                            77     7/7/1998     $1,650      97.7%      97.7%      4.1%     4.1%     7.7%
 Pleasant View                     1,142     7/7/1998     $1,013      92.1%      91.0%      3.8%     5.0%     3.3%
 Pleasure Bay                        270     7/7/1998    $   958      95.9%      95.8%      9.0%     9.1%     4.6%
 Regency Club                        372    9/24/2004     $1,040      97.5%        n/a       n/a      n/a      n/a
 Royal Gardens Apartments            550    5/28/1997     $1,057      91.6%      93.9%      3.1%     0.5%    -8.0%
 Wayne Village                       275     7/7/1998     $1,175      96.6%      95.5%      6.2%     7.4%     3.6%
 Windsor Realty                       67     7/7/1998     $1,073      96.6%      96.0%      3.9%     4.5%     5.8%
                                   -----                 -------      ----       ----       ---      ---      ---     ----     ----
  Total New Jersey Region          3,426                  $1,094      94.0%      93.4%      4.6%     4.8%     2.1%     9.6%     8.2%

Philadelphia Region
 Beechwood Gardens                   160     7/7/1998    $   828      91.8%      97.4%      7.0%     0.9%     4.0%
 Castle Club                         158    3/15/2000    $   886      96.3%      94.6%      6.0%     7.8%    24.7%
 Cedar Glen                          110     3/3/1998    $   680      95.1%      93.9%      9.2%    10.6%    31.6%
 Chesterfield                        247    9/23/1997    $   867      94.6%      96.1%      3.8%     2.3%     5.1%
 Curren Terrace                      318    9/23/1997    $   900      95.0%      93.7%      1.4%     2.8%    -0.5%
 Executive House                     100    9/23/1997    $   920      96.8%      96.5%      4.4%     4.7%    12.1%
 Glen Brook                          173    7/28/1999    $   780      87.7%      93.0%      5.2%    -0.9%   -13.8%
 Glen Manor                          174    9/23/1997    $   754      91.0%      90.6%      2.7%     3.1%     8.9%
 Golf Club                           399    3/15/2000     $1,014      89.7%      90.1%      3.3%     2.7%    -6.8%
 Hill Brook Place                    274    7/28/1999    $   834      96.3%      95.7%      3.4%     4.0%    -0.8%
 Home Properties of Bryn Mawr        316    3/15/2000     $1,037      88.3%      93.0%      1.1%    -4.0%    -5.9%
 Home Properties of Devon            629    3/15/2000     $1,086      81.3%      88.5%      3.1%    -5.3%   -22.9%
 New Orleans Consolidation           442    7/28/1999    $   783      92.6%      92.2%      1.4%     1.8%    -0.3%
 Racquet Club                        467     7/7/1998    $   986      95.4%      96.3%      6.4%     5.4%    14.7%
 Racquet Club South                  103    5/27/1999    $   848      94.0%      95.8%      3.6%     1.6%     5.5%
 Ridley Brook                        244    7/28/1999    $   827      92.1%      96.7%      4.3%    -0.7%    -2.4%
 Sherry Lake                         298    7/23/1998     $1,121      93.4%      96.5%      4.1%     0.8%    10.0%
 The Landings                        384   11/25/1996    $   991      90.9%      93.2%      3.1%     0.6%     3.5%
 Trexler Park                        249    3/15/2000     $1,067      89.3%      89.5%      6.9%     6.6%    -7.7%
 Valley View                         177    9/23/1997    $   791      93.4%      87.2%      1.8%     9.0%    11.2%
 Village Square                      128    9/23/1997    $   911      93.3%      94.5%      4.6%     3.4%     7.0%
 William Henry                       363    3/15/2000     $1,088      92.7%      88.6%      4.5%     9.4%     2.8%
                                   -----                 -------      ----       ----       ---      ---      ---     ----     ----
  Total Philadelphia Region        5,913                 $   943      91.2%      92.7%      3.8%     2.1%     0.0%    13.2%    14.1%

Rochester, NY Region:
 1600 East Avenue                    164    9/18/1997     $1,048      92.2%      87.7%     -2.2%     2.8%    -4.0%
 1600 Elmwood                        210     8/4/1994    $   923      94.9%      92.9%      1.3%     3.4%     1.5%
 Brook Hill                          192     8/4/1994    $   859      88.0%      95.7%     -1.2%    -9.2%   -22.8%
 Newcastle Apartments                197     8/4/1994    $   773      95.8%      96.5%      0.2%    -0.5%     4.7%
 Perinton Manor                      224     8/4/1994    $   815      94.0%      97.5%      1.4%    -2.2%   -13.2%
 Riverton Knolls                     240     8/4/1994    $   843      89.1%      91.8%      1.1%    -1.8%     0.3%
 Spanish Gardens                     220     8/4/1994    $   708      86.8%      92.4%      0.4%    -5.7%   -17.0%
 The Meadows                         113     8/4/1994    $   764      96.6%      94.7%      3.1%     5.1%     1.1%
 Woodgate                            120    6/30/1997    $   831      93.8%      96.9%      2.9%    -0.4%   -12.7%
                                   -----                 -------      ----       ----       ---      ---      ---     ----     ----
  Total Rochester Region           1,680                 $   839      92.0%      93.7%      0.5%    -1.3%    -6.8%     3.0%     4.0%

Syracuse, NY Region:
 Fairview Heights                    214     8/4/1994    $   991      95.6%      98.9%      5.2%     1.7%    -2.5%
 Harborside Manor                    281    9/30/1994    $   682      97.9%      98.5%      3.1%     2.6%    11.9%
 Pearl Street                         60    5/17/1995    $   598      97.5%      96.6%      3.6%     4.6%     3.7%
 Village Green (inclu Fairways)      448   12/19/1994    $   701      93.8%      96.8%      2.3%    -0.8%   -10.7%
 Westminster Place                   240     1/1/1996    $   671      95.9%      98.1%      2.2%     0.0%    -2.3%
                                   -----                 -------      ----       ----       ---      ---      ---     ----     ----
  Total Syracuse Region            1,243                 $   736      95.6%      97.8%      3.2%     0.8%    -2.3%     2.2%     3.0%

Washington DC Region
 Braddock Lee                        254    3/16/1998     $1,148      97.0%      95.6%      4.4%     6.0%    14.6%
 Brittany Place                      591    8/22/2002     $1,057      90.7%      93.4%      5.3%     2.4%    -2.9%
 Cider Mill                          864    9/27/2002     $1,027      93.4%      94.1%      2.4%     1.6%   -12.1%
 East Meadow                         150     8/1/2000     $1,199      97.7%      99.0%      6.2%     4.8%     7.0%
 Elmwood Terrace                     504    6/30/2000    $   827      89.8%      96.8%      3.0%    -4.4%    -9.0%
 Falkland Chase                      450    9/10/2003     $1,140      91.0%      90.2%      8.8%     9.7%    13.4%
 Orleans Village                     851   11/16/2000     $1,168      90.7%      95.8%      4.3%    -1.3%     1.5%
 Park Shirlington                    294    3/16/1998     $1,140      92.0%      91.1%      0.4%     1.3%     4.3%
 Pavilion Apartments                 432     7/1/1999     $1,395      90.9%      88.1%      1.4%     4.6%    11.3%
 Seminary Hill                       296     7/1/1999     $1,174      89.1%      94.3%      4.2%    -1.6%    -0.3%
 Seminary Towers                     540     7/1/1999     $1,169      92.0%      90.8%      3.4%     4.8%     2.9%
 Tamarron Apartments                 132    7/16/1999     $1,213      95.5%      96.7%      8.1%     6.7%     9.6%
 The Apts at Wellington Trace        240     3/2/2004     $1,160      95.5%        n/a       n/a      n/a      n/a
 The Manor - MD                      435    8/31/2001     $1,115      90.9%      93.9%      0.3%    -3.0%    -6.5%
 The Manor - VA                      198    2/19/1999    $   921      94.7%      93.2%     -1.3%     0.3%    12.7%
 The Sycamores                       185   12/16/2002     $1,159      96.8%      92.6%      3.6%     8.3%    15.1%
 Virginia Village                    344    5/31/2001     $1,199      94.6%      93.6%      3.5%     4.6%     8.5%
 Wellington Lakes                    160   10/24/2001    $   777      85.0%      84.9%      1.2%     1.3%    37.6%
 Wellington Woods                    114   10/24/2001    $   823      77.3%      90.1%      2.4%   -12.2%   -56.3%
 West Springfield                    244   11/18/2002     $1,236      95.9%      93.4%      2.8%     5.4%     5.5%
 Woodleaf Apartments                 228    3/19/2004    $   969      94.5%        n/a       n/a      n/a      n/a
                                   -----                 -------      ----       ----       ---      ---      ---     ----     ----
  Total Washington DC Region       7,506                  $1,105      92.2%      93.2%      3.4%     2.1%     1.6%    21.8%    18.0%

TOTAL OWNED PORTFOLIO             41,776                 $   968      92.4%        n/a       n/a      n/a      n/a   100.0%   100.0%
TOTAL CORE PORTFOLIO              38,560                 $   960      92.3%      93.3%      3.1%     2.1%     2.1%

HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                                     December YTD                  YTD '04 versus YTD '03
                                                                                            %Growth
                                                     ------------                  ----------------------

                                                                                                                YTD '04
                                    # of        Date   YTD '04  YTD '04  Year Ago  Rental    Rental       NOI       NOI        %
                                   Apts.       Acqu.  Rent/Mo.   Occup.    Occup.   Rates     Revs.    w/ G&A     w/G&A   #Units
                                   -----       -----  --------   ------    ------   -----     -----    ------   -------   ------

Baltimore Region
 Bonnie Ridge                        966    7/1/1999   $   989    91.8%     90.7%    0.9%      2.2%      1.1%
 Canterbury Apartments               618   7/16/1999   $   804    93.0%     93.9%    4.9%      3.9%      5.2%
 Country Village                     344   4/30/1998   $   778    93.4%     92.2%    3.8%      5.1%      4.0%
 Falcon Crest                        396   7/16/1999   $   855    92.3%     93.0%    4.7%      3.9%      1.3%
 Fenland Field                       234    8/1/2001    $1,002    92.8%     91.9%    4.0%      5.0%      0.7%
 Gateway Village                     132   7/16/1999    $1,112    92.8%     93.2%    5.4%      4.8%      6.2%
 Mill Towne Village Apts             384   5/31/2001   $   759    93.7%     89.1%    4.3%      9.8%     13.1%
 Morningside Heights               1,050   4/30/1998   $   779    93.6%     90.8%    2.7%      5.8%      8.1%
 Owings Run                          504   7/16/1999   $   962    93.0%     88.4%   -0.5%      4.7%      5.5%
 Selford Townhomes                   102   7/16/1999    $1,133    94.1%     93.1%    5.8%      6.9%      6.7%
 Shakespeare Park                     84   7/16/1999   $   724    96.1%     99.4%   21.9%     17.8%     30.8%
 Timbercroft Townhomes               284   7/16/1999   $   727    99.4%     99.1%    6.0%      6.4%     13.3%
 Village Square Townhomes            370   7/16/1999   $   987    95.0%     95.5%    6.4%      5.9%      8.7%
 Woodholme Manor                     176   3/31/2001   $   699    94.0%     92.6%    7.0%      8.6%      7.5%
                                   -----               -------    ----      ----     ---       ---       ---      ----     ----
  Total Baltimore Region           5,644               $   869    93.4%     92.0%    3.5%      5.0%      5.8%     14.2%    13.5%

Boston Region:
 Gardencrest                         696   6/28/2002    $1,292    92.8%     94.1%    9.1%      7.6%     -0.1%
 Stone Ends                          280   2/12/2003    $1,178    94.5%       n/a     n/a       n/a       n/a
 The Village at Marshfield           276   3/17/2004    $1,082    93.3%       n/a     n/a       n/a       n/a
                                   -----               -------    ----      ----     ---       ---       ---      ----     ----
  Total Boston Region              1,252                $1,259    93.3%     94.1%    9.1%      7.6%     -0.1%      4.0%     3.0%

Buffalo, NY Region:
 Emerson Square                       96  10/15/1997   $   666    97.3%     97.0%    3.2%      3.5%      1.7%
 Idylwood                            720    1/1/1995   $   664    93.2%     91.8%    2.9%      4.6%      4.1%
 Paradise Lane                       324  10/15/1997   $   691    93.3%     91.0%    1.5%      4.1%      3.6%
 Raintree Island                     504    8/4/1994   $   719    92.9%     90.3%    2.1%      5.0%      1.7%
                                   -----               -------    ----      ----     ---       ---       ---      ----     ----
  Total Buffalo Region             1,644               $   686    93.4%     91.4%    2.4%      4.6%      3.1%      2.2%     3.9%

Delaware Region
 Home Properties of Newark           432   7/16/1999   $   785    94.2%     91.3%    6.7%     10.1%     20.0%
                                   -----               -------    ----      ----     ---       ---       ---      ----     ----
  Total Delaware Region              432               $   785    94.2%     91.3%    6.7%     10.1%     20.0%      0.9%     1.0%

Detroit, Michigan Region
 Canterbury Square                   336  10/29/1997   $   753    93.8%     90.0%    0.1%      4.4%     16.1%
 Carriage Hill - MI                  168   9/29/1998   $   775    95.2%     93.0%   -0.7%      1.6%      9.0%
 Carriage Park                       256   9/29/1998   $   737    93.5%     93.3%    0.0%      0.3%      6.2%
 Charter Square                      492  10/29/1997   $   851    93.0%     91.4%    0.3%      2.0%      3.9%
 Cherry Hill Club                    165    7/7/1998   $   644    87.5%     90.3%   -3.4%     -6.4%    -24.9%
 Cherry Hill Village                 224   9/29/1998   $   704    96.5%     91.5%   -0.2%      5.3%     18.6%
 Deerfield Woods                     144   3/22/2000   $   808    91.7%     92.8%   -0.8%     -2.0%     -3.2%
 Fordham Green                       146  10/29/1997   $   891    89.8%     92.1%    0.9%     -1.6%     -2.2%
 Greentrees                          288  10/29/1997   $   654    85.9%     88.5%   -0.8%     -3.7%     -2.6%
 Hampton Court                       182   9/30/2000   $   674    86.6%     85.3%   -0.6%      0.9%      4.7%
 Kingsley                            328  10/29/1997   $   669    93.2%     90.6%   -2.3%      0.6%      3.2%
 Macomb Manor                        217   3/22/2000   $   697    92.4%     93.6%    1.5%      0.2%     -4.2%
 Oak Park Manor                      298  10/29/1997   $   840    89.3%     88.4%    1.0%      2.0%      9.0%
 Scotsdale                           376  11/26/1997   $   671    92.9%     91.8%   -3.1%     -2.0%     -1.1%
 Southpointe Square                  224  10/29/1997   $   644    90.7%     88.0%   -0.5%      2.6%     21.3%
 Springwells Park                    303    4/8/1999   $   978    89.1%     86.6%   -0.5%      2.3%      7.7%
 Stephenson House                    128  10/29/1997   $   667    94.2%     90.6%   -0.4%      3.6%     22.1%
 The Lakes                           434   11/5/1999   $   863    88.3%     88.1%   -3.1%     -2.8%     -4.6%
 Woodland Gardens                    337  10/29/1997   $   731    93.4%     91.3%   -0.3%      1.9%      4.8%
                                   -----               -------    ----      ----     ---       ---       ---      ----     ----
  Total Detroit Region             5,046               $   759    91.4%     90.2%   -0.8%      0.6%      4.1%      8.7%    12.1%

Florida Region
 The Hamptons                        668    7/7/2004   $   849    90.4%       n/a     n/a       n/a       n/a
 Vinings at Hampton Village          168    7/7/2004   $   921    93.1%       n/a     n/a       n/a       n/a
                                   -----               -------    ----      ----     ---       ---       ---      ----     ----
  Total Florida Region               836               $   918    93.0%       n/a     n/a       n/a       n/a      0.7%     2.0%

Hudson Valley Region
 Carriage Hill                       140   7/17/1996    $1,210    93.0%     95.4%    5.4%      2.7%     -0.8%
 Cornwall Park                        75   7/17/1996    $1,604    90.3%     92.0%   -0.9%     -2.7%     -9.3%
 Lakeshore Villas                    152   7/17/1996    $1,012    93.1%     94.8%    4.8%      2.8%      6.9%
 Patricia                            100    7/7/1998    $1,305    92.9%     94.2%    6.9%      5.4%     -5.8%
 Sherwood Consolidation              224  10/11/2002   $   995    96.7%     97.1%   13.6%     13.1%     19.6%
 Sunset Gardens                      217   7/17/1996   $   879    95.0%     96.9%    5.8%      3.7%      7.3%
                                   -----               -------    ----      ----     ---       ---       ---      ----     ----
  Total Hudson Valley Region         908                $1,088    93.9%     95.4%    6.5%      4.8%      3.5%      2.3%     2.2%

Illinois Region
 Blackhawk                           371  10/20/2000   $   856    88.8%     91.5%    1.6%     -1.3%    -13.6%
 Courtyards Village                  224   8/29/2001   $   757    95.8%     93.9%   -2.4%     -0.5%      0.6%
 Cypress Place                       192  12/27/2000   $   883    94.3%     92.7%   -0.4%      1.4%      4.3%
 The Colony                          783    9/1/1999   $   829    91.9%     92.6%   -0.2%     -0.9%    -12.2%
 The New Colonies                    672   6/23/1998   $   703    92.2%     89.7%   -0.6%      2.2%      8.9%
                                   -----               -------    ----      ----     ---       ---       ---      ----     ----
  Total Illinois Region            2,242               $   793    92.1%     91.8%   -0.2%      0.1%     -4.2%      3.9%     5.4%

Long Island, NY Region
 Bayview / Colonial                  160   11/1/2000    $1,111    95.9%     93.4%    4.5%      7.3%      7.7%
 Cambridge Village                    82    3/1/2002    $1,349    97.4%     98.6%    9.0%      7.8%      9.0%
 Coventry Village                     94   7/31/1998    $1,299    94.2%     96.9%    5.0%      2.1%     -2.9%
 Devonshire Hills                    297   7/16/2001    $1,661    94.0%     92.9%   -1.6%     -0.4%     -6.6%
 East Winds                           96   11/1/2000    $1,089    93.9%     92.8%    4.3%      5.6%      3.4%
 Hawthorne Court                     434    4/4/2002    $1,270    94.9%     91.9%    5.6%      9.1%      6.0%
 Heritage Square                      80    4/4/2002    $1,326    97.1%     98.3%    8.2%      6.9%      6.7%
 Holiday Square                      143   5/31/2002   $   961    97.6%     98.3%    6.3%      5.5%      9.9%
 Lake Grove Apartments               368    2/3/1997    $1,345    93.4%     95.3%    3.7%      1.6%      0.6%
 Maple Tree                           84   11/1/2000    $1,117    92.3%     94.0%    2.4%      0.6%     -1.8%
 Mid- Island Estates                 232    7/1/1997    $1,165    95.7%     97.4%    6.3%      4.4%      3.6%
 Rider Terrace                        24   11/1/2000    $1,160    96.0%     98.2%    6.6%      4.2%      1.7%
 South Bay Manor                      61   9/11/2000    $1,466    96.3%     95.6%    8.0%      8.8%      4.8%
 Southern Meadows                    452   6/29/2001    $1,316    94.3%     95.4%    2.0%      0.8%     -2.5%
 Stratford Greens                    359    3/1/2002    $1,349    94.3%     94.5%    3.2%      3.0%     -2.1%
 Terry Apartments                     65   11/1/2000    $1,091    92.3%     93.2%    4.1%      3.1%     -0.9%
 Westwood Village Apts               242    3/1/2002    $1,970    95.5%     96.5%    9.4%      8.3%      2.3%
 Woodmont Village Apts                96    3/1/2002    $1,202    94.7%     95.0%    5.2%      5.0%      1.5%
 Yorkshire Village Apts               40    3/1/2002    $1,386    99.1%     98.4%    5.9%      6.6%     24.0%
                                   -----               -------    ----      ----     ---       ---       ---      ----     ----
  Total Long Island Region         3,409                $1,343    94.8%     94.9%    4.3%      4.1%      0.8%     12.7%     8.2%

Maine Region
 Mill Co. Gardens                     95    7/7/1998   $   711    95.2%     95.6%    6.2%      5.7%      7.2%
 Redbank Village                     500    7/7/1998   $   768    92.2%     92.2%    3.4%      3.4%      0.1%
                                   -----               -------    ----      ----     ---       ---       ---      ----     ----
  Total Maine Region                 595               $   759    92.6%     92.7%    3.8%      3.7%      1.0%      1.3%     1.4%

New Jersey Region
 Chatham Hill Apartments             308   1/30/2004    $1,453    84.9%       n/a     n/a       n/a       n/a
 East Hill Gardens                    33    7/7/1998    $1,331    95.2%     96.5%    5.7%      4.3%      8.8%
 Fairmount Apartments                 54   1/30/2004   $   771    97.3%       n/a     n/a       n/a       n/a
 Kensington Apartments                38   1/30/2004   $   900    97.8%       n/a     n/a       n/a       n/a
 Lakeview                            106    7/7/1998    $1,139    95.5%     97.4%    7.1%      5.1%      4.0%
 Northwood Apartments                134   1/30/2004    $1,130    94.0%       n/a     n/a       n/a       n/a
 Oak Manor                            77    7/7/1998    $1,625    96.9%     96.2%    3.9%      4.7%      2.3%
 Pleasant View                     1,142    7/7/1998   $   997    93.9%     92.4%    3.0%      4.7%      3.0%
 Pleasure Bay                        270    7/7/1998   $   929    96.0%     96.6%    9.3%      8.7%      7.1%
 Regency Club                        372   9/24/2004    $1,021    97.7%       n/a     n/a       n/a       n/a
 Royal Gardens Apartments            550   5/28/1997    $1,039    93.2%     96.4%    3.1%     -0.3%     -6.3%
 Wayne Village                       275    7/7/1998    $1,147    96.3%     93.6%    5.6%      8.6%      6.0%
 Windsor Realty                       67    7/7/1998    $1,048    96.0%     96.0%    4.6%      4.7%      4.8%
                                   -----               -------    ----      ----     ---       ---       ---      ----     ----
  Total New Jersey Region          3,426                $1,046    94.5%     94.3%    4.2%      4.4%      1.8%      8.8%     8.2%

Philadelphia Region
 Beechwood Gardens                   160    7/7/1998   $   801    94.4%     96.6%    6.3%      3.9%      2.8%
 Castle Club                         158   3/15/2000   $   870    94.3%     97.1%    6.2%      3.2%      1.2%
 Cedar Glen                          110    3/3/1998   $   669    91.7%     90.7%    8.7%      9.9%     25.4%
 Chesterfield                        247   9/23/1997   $   857    95.3%     95.6%    3.7%      3.5%      3.4%
 Curren Terrace                      318   9/23/1997   $   894    91.9%     91.7%    2.1%      2.3%      1.0%
 Executive House                     100   9/23/1997   $   905    94.4%     94.4%    3.2%      3.3%      5.9%
 Glen Brook                          173   7/28/1999   $   763    91.9%     94.2%    4.6%      2.0%     -3.7%
 Glen Manor                          174   9/23/1997   $   751    92.7%     91.9%    3.5%      4.4%      5.6%
 Golf Club                           399   3/15/2000    $1,003    91.0%     91.1%    3.7%      3.6%      5.9%
 Hill Brook Place                    274   7/28/1999   $   821    96.7%     96.5%    3.0%      3.2%     -1.9%
 Home Properties of Bryn Mawr        316   3/15/2000    $1,038    92.4%     92.1%    2.2%      2.5%      2.3%
 Home Properties of Devon            629   3/15/2000    $1,083    86.4%     89.8%    2.2%     -1.6%    -10.3%
 New Orleans Consolidation           442   7/28/1999   $   781    93.5%     92.9%    2.3%      3.0%      0.2%
 Racquet Club                        467    7/7/1998   $   962    95.5%     95.8%    5.1%      4.8%      5.5%
 Racquet Club South                  103   5/27/1999   $   840    94.0%     96.4%    4.6%      2.0%     -1.0%
 Ridley Brook                        244   7/28/1999   $   814    95.1%     96.9%    4.5%      2.6%      1.9%
 Sherry Lake                         298   7/23/1998    $1,100    94.8%     95.1%    3.7%      3.3%      5.0%
 The Landings                        384  11/25/1996   $   979    94.2%     93.7%    4.0%      4.6%      7.5%
 Trexler Park                        249   3/15/2000    $1,054    89.3%     89.0%    6.4%      6.8%     -0.3%
 Valley View                         177   9/23/1997   $   777    89.9%     90.0%    0.4%      0.3%     -7.3%
 Village Square                      128   9/23/1997   $   895    94.1%     92.5%    4.8%      6.7%      8.4%
 William Henry                       363   3/15/2000    $1,062    92.7%     87.5%    2.0%      8.1%     11.2%
                                   -----               -------    ----      ----     ---       ---       ---      ----     ----
  Total Philadelphia Region        5,913               $   931    92.5%     92.7%    3.5%      3.3%      1.9%     13.5%    14.1%

Rochester, NY Region:
 1600 East Avenue                    164   9/18/1997    $1,035    92.9%     76.7%  -10.7%      8.1%     21.7%
 1600 Elmwood                        210    8/4/1994   $   921    93.4%     91.5%    1.2%      3.3%      2.6%
 Brook Hill                          192    8/4/1994   $   863    92.4%     88.7%   -2.8%      1.3%      5.0%
 Newcastle Apartments                197    8/4/1994   $   769    94.6%     95.3%   -0.2%     -0.9%      0.7%
 Perinton Manor                      224    8/4/1994   $   810    94.8%     92.4%   -0.2%      2.4%      2.9%
 Riverton Knolls                     240    8/4/1994   $   835    90.4%     87.5%   -0.2%      3.1%      0.2%
 Spanish Gardens                     220    8/4/1994   $   708    89.9%     90.2%    1.6%      1.3%     -1.8%
 The Meadows                         113    8/4/1994   $   751    96.4%     94.6%    2.9%      4.8%     -0.8%
 Woodgate                            120   6/30/1997   $   828    93.1%     94.7%    2.4%      0.6%    -10.5%
                                   -----               -------    ----      ----     ---       ---       ---      ----     ----
  Total Rochester Region           1,680               $   835    92.9%     89.4%   -1.2%      2.7%      2.6%      3.1%     4.0%

Syracuse, NY Region:
 Fairview Heights                    214    8/4/1994   $   959    90.6%     93.8%    4.8%      1.2%     -4.7%
 Harborside Manor                    281   9/30/1994   $   674    95.6%     95.5%    2.5%      2.6%     -3.4%
 Pearl Street                         60   5/17/1995   $   588    96.2%     94.6%    2.5%      4.3%     -4.5%
 Village Green (inclu Fairways)      448  12/19/1994   $   697    92.4%     92.7%    2.3%      2.0%     -0.5%
 Westminster Place                   240    1/1/1996   $   671    93.6%     95.2%    2.3%      0.6%     -8.2%
                                   -----               -------    ----      ----     ---       ---       ---      ----     ----
  Total Syracuse Region            1,243               $   727    93.0%     94.1%    2.9%      1.8%     -3.6%      2.0%     3.0%

Washington DC Region
 Braddock Lee                        254   3/16/1998    $1,124    96.5%     95.9%    4.2%      4.8%     10.8%
 Brittany Place                      591   8/22/2002    $1,034    93.3%     95.2%    6.0%      3.9%     -0.4%
 Cider Mill                          864   9/27/2002    $1,020    94.4%     94.8%    2.4%      1.8%     -5.1%
 East Meadow                         150    8/1/2000    $1,171    96.8%     94.5%    2.3%      4.8%     13.8%
 Elmwood Terrace                     504   6/30/2000   $   821    91.1%     94.0%    4.0%      0.8%     -3.6%
 Falkland Chase                      450   9/10/2003    $1,123    92.5%       n/a     n/a       n/a       n/a
 Orleans Village                     851  11/16/2000    $1,150    92.4%     90.2%    1.2%      3.8%      9.3%
 Park Shirlington                    294   3/16/1998    $1,132    93.2%     93.1%    0.9%      1.0%      1.3%
 Pavilion Apartments                 432    7/1/1999    $1,395    91.0%     91.7%    1.5%      0.8%      3.1%
 Seminary Hill                       296    7/1/1999    $1,156    91.3%     91.0%    3.7%      4.0%      7.0%
 Seminary Towers                     540    7/1/1999    $1,145    93.2%     92.3%    1.2%      2.2%      5.1%
 Tamarron Apartments                 132   7/16/1999    $1,169    94.9%     96.1%    7.6%      6.3%     10.3%
 The Apts at Wellington Trace        240    3/2/2004    $1,175    94.3%       n/a     n/a       n/a       n/a
 The Manor - MD                      435   8/31/2001    $1,118    93.0%     96.0%    2.0%     -1.2%     -6.9%
 The Manor - VA                      198   2/19/1999   $   914    92.7%     92.3%    1.3%      1.8%      6.1%
 The Sycamores                       185  12/16/2002    $1,130    95.5%     90.6%    3.0%      8.5%     21.7%
 Virginia Village                    344   5/31/2001    $1,186    95.0%     94.0%    3.6%      4.7%     11.8%
 Wellington Lakes                    160  10/24/2001   $   772    86.7%     86.1%    1.8%      2.5%    -12.0%
 Wellington Woods                    114  10/24/2001   $   820    85.3%     91.2%    5.2%     -1.5%    -36.3%
 West Springfield                    244  11/18/2002    $1,217    94.4%     89.3%   -0.7%      4.9%     11.6%
 Woodleaf Apartments                 228   3/19/2004   $   981    93.9%       n/a     n/a       n/a       n/a
                                   -----               -------    ----      ----     ---       ---       ---      ----     ----
  Total Washington DC Region       7,506                $1,094    93.0%     92.9%    2.5%      2.7%      3.2%     21.7%    18.0%

TOTAL OWNED PORTFOLIO             41,776               $   956    93.1%       n/a     n/a       n/a       n/a    100.0%   100.0%
TOTAL CORE PORTFOLIO              38,560               $   948    93.1%     92.7%    2.8%      3.3%      2.2%

Home Properties, Inc.
December 31, 2004 Supplemental Information

OCCUPANCY COMPARISON BY REGIONS - CORE PROPERTIES

-------------------------------------------------------------------------------------
                                                          4th Qtr   3rd Qtr
Region                                         % Units       2004      2004  Variance
------                                         -------       ----      ----  --------

New Jersey, Long Island, Hudson Valley           17.7%      94.1%     94.5%     -0.4%
Washington                                       17.1%      92.1%     92.9%     -0.8%
Philadelphia                                     15.3%      91.2%     92.0%     -0.8%
Baltimore                                        14.6%      92.6%     92.8%     -0.2%
Detroit                                          13.1%      89.8%     90.7%     -0.9%
Upstate, NY                                      11.8%      93.2%     92.7%      0.5%
Chicago                                           5.8%      91.2%     93.7%     -2.5%
Misc.                                             4.6%      92.9%     92.5%      0.4%

Total                                           100.0%      92.3%     92.9%     -0.6%
                                                =====       ====      ====       ===
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                          4th Qtr   4th Qtr
Region                                         % Units       2004      2003  Variance
------                                         -------       ----      ----  --------

New Jersey, Long Island, Hudson Valley           17.7%      94.1%     94.3%     -0.2%
Washington                                       17.1%      92.1%     93.4%     -1.3%
Philadelphia                                     15.3%      91.2%     92.7%     -1.5%
Baltimore                                        14.6%      92.6%     93.1%     -0.5%
Detroit                                          13.1%      89.8%     91.3%     -1.5%
Upstate, NY                                      11.8%      93.2%     95.2%     -2.0%
Chicago                                           5.8%      91.2%     92.0%     -0.8%
Misc.                                             4.6%      92.9%     91.8%      1.1%

Total                                           100.0%      92.3%     93.3%     -1.0%
                                                =====       ====      ====       ===
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                              Dec   4th Qtr
Region                                         % Units       2004      2004  Variance
------                                         -------       ----      ----  --------

New Jersey, Long Island, Hudson Valley           17.7%      93.8%     94.1%     -0.3%
Washington                                       17.1%      91.6%     92.1%     -0.5%
Philadelphia                                     15.3%      91.7%     91.2%      0.5%
Baltimore                                        14.6%      93.0%     92.6%      0.4%
Detroit                                          13.1%      89.8%     89.8%      0.0%
Upstate, NY                                      11.8%      92.7%     93.2%     -0.5%
Chicago                                           5.8%      90.5%     91.2%     -0.7%
Misc.                                             4.6%      93.5%     92.9%      0.6%

Total                                           100.0%      92.3%     92.3%      0.0%
                                                =====       ====      ====       ===
-------------------------------------------------------------------------------------

SAME STORE SEQUENTIAL RESULTS
FOURTH QUARTER 2004 VERSUS THIRD QUARTER 2004

-------------------------------------------------------------------------------------

Region                                         % Units   Revenues  Expenses       NOI
------                                         -------   --------  --------       ---

New Jersey, Long Island, Hudson Valley           17.7%       1.2%      9.7%     -3.7%
Washington                                       17.1%       0.6%      1.2%      0.2%
Philadelphia                                     15.3%      -0.2%     11.0%     -7.6%
Baltimore                                        14.6%       0.9%      0.5%      1.1%
Detroit                                          13.1%      -0.9%      1.2%     -2.7%
Upstate, NY                                      11.8%       1.5%      0.7%      2.4%
Chicago                                           5.8%      -1.5%      1.9%     -4.7%
Misc.                                             4.6%       1.5%      9.7%     -2.8%

Total                                           100.0%       0.5%      4.7%     -2.2%
                                                =====       ====      ====       ===
-------------------------------------------------------------------------------------

Home Properties, Inc.
December 31, 2004 Supplemental Information

Resident Statistics
Top Six Reasons for Move outs

------------------------------------------------------------------------------------------------------------------------------------
                      4TH QTR     3RD QTR     2ND QTR   1ST QTR     4TH QTR    3RD QTR   2ND QTR   1ST QTR    YEAR    YEAR     YEAR
                         2004        2004        2004      2004        2003       2003      2003      2003    2004    2003     2002
                      -------     -------     -------   -------     -------    -------   -------   -------    ----    ----     ----
Home purchase          19.80%      20.40%      20.40%    17.50%      20.60%     20.10%    19.40%    18.10%  19.50%  19.60%   18.80%
Employment related     16.10%      15.00%      14.70%    16.20%      15.00%     14.20%    15.20%    15.30%  15.50%  14.90%   14.30%
Eviction/skip          12.70%      11.30%      11.20%    14.10%      13.40%     10.20%    11.40%    15.20%  12.30%  12.60%   10.90%
Location convenience/
    apartment size     11.60%      12.70%      13.80%    11.00%      11.70%     13.70%    12.30%    11.00%  12.30%  12.20%   10.80%
Transfer w/in HP       10.20%       8.80%       8.90%    10.10%      10.90%      8.20%     8.60%     8.10%   9.50%   9.00%    8.10%
Rent level              9.80%       9.30%       9.30%     9.80%       8.00%      9.00%     9.40%    10.10%   9.60%   9.10%   11.80%
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Traffic                           Signed                Signed  Turnover
                     Traffic      Leases     Traffic    Leases  -----------------------------------------
                  4th Qtr 04  4th Qtr 04     Year 04   Year 04
                          To          To          To        To     4th Qtr    4th Qtr      Year      Year
                  4th Qtr 03  4th Qtr 03     Year 03   Year 03          04         03        04        03
                  ----------  ----------     -------   -------  ---------- ----------   -------   -------

Region
Baltimore                -9%          5%          0%       -3%          9%        10%       43%       41%
Washington                4%          3%         10%       -5%         11%        11%       45%       45%
New Jersey              -13%        -24%          4%       -9%          9%         9%       37%       35%
Long Island             -22%          0%         -4%        0%          9%         8%       41%       39%
Hudson Valley            -1%         22%          0%        9%         11%        10%       45%       45%
Philadelphia             -1%         -3%          7%        5%          9%        10%       48%       45%
Detroit                  -1%          2%          2%      -14%         11%        11%       48%       47%
Rochester                24%          2%         -3%      -16%          9%         8%       47%       33%
Buffalo                  -3%         -1%          7%       -8%         11%        11%       52%       45%
Syracuse                 14%        -23%          7%       -8%          8%         7%       51%       46%
Chicago                  -4%        -12%         -3%       -9%         12%        12%       50%       51%

Total Portfolio          -3%         -1%          4%       -5%         10%        10%       45%       43%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
                              4th Qtr 04  4th Qtr 03   Year 04     Year 03
                              ----------  ----------   -------     -------
Bad Debts as % of Rents            0.78%       0.77%     0.74%       0.67%
--------------------------------------------------------------------------

HOME PROPERTIES, INC.
December 31, 2004 and 2003 Supplemental Information

SAME STORE OPERATING EXPENSE DETAIL

                                   4TH QTR   4TH QTR                             YEAR       YEAR
                                      2004      2003     QUARTER          %      2004       2003         YEAR          %
                                    ACTUAL    ACTUAL    VARIANCE   VARIANCE    ACTUAL     ACTUAL     VARIANCE    VARIANCE
                                    ------    ------    --------   --------    ------     ------     --------    --------

ELECTRICITY                          1,968     1,876        (92)      -4.9%     7,969      7,465        (504)      -6.8%
GAS                                  5,996     4,757     (1,239)     -26.0%    19,243     18,089      (1,154)      -6.4%
WATER & SEWER                        2,756     2,487       (269)     -10.8%    10,819      9,804      (1,015)     -10.4%
REPAIRS & MAINTENANCE                7,137     6,680       (457)      -6.8%    30,269     27,033      (3,236)     -12.0%
PERSONNEL EXPENSE                    9,980    10,075          95       0.9%    41,795     39,472      (2,323)      -5.9%
SITE LEVEL INCENTIVE COMPENSATION      453       240       (213)     -88.8%     1,700      1,150        (550)     -47.8%
ADVERTISING                          1,572     1,704         132       7.7%     6,320      6,826          506       7.4%
LEGAL & PROFESSIONAL                   336       389          53      13.6%     1,457      1,444         (13)      -0.9%
OFFICE & TELEPHONE                   1,359     1,480         121       8.2%     5,309      5,600          291       5.2%
PROPERTY INS.                        1,618     2,207         589      26.7%     7,149      6,199        (950)     -15.3%
REAL ESTATE TAXES                   11,095    10,554       (541)      -5.1%    43,444     41,060      (2,384)      -5.8%
SNOW                                   192       375         183      48.8%     1,204      1,970          766      38.9%
TRASH                                  666       644        (22)      -3.4%     2,630      2,758          128       4.6%
PROPERTY MANAGEMENT G & A            2,808     2,497       (311)     -12.5%    11,609     11,248        (361)      -3.2%
                                     -----     -----       ----       ----     ------     ------        ----        ---

TOTAL                               47,936    45,965     (1,971)      -4.3%   190,917    180,118     (10,799)      -6.0%
                                    ======    ======     ======        ===    =======    =======     =======        ===

Home Properties, Inc.
December 31, 2004 Supplemental Information

                         SUMMARY OF RECENT ACQUISITIONS

                                                                                               (1)                Wgtd. Avg.
                                                                      Purchase       # of      CAP     Purchase    Price Per
Community                                      Market        State        Date      Units     Rate   Price (mm)         Unit
---------                                      ------        -----        ----      -----     ----   ----------         ----
2004 ACQUISITIONS
Chatham Hill Apartments                        New Jersey    NJ      1/30/2004        308     6.2%        $45.7     $148,292
Northwood Apartments                           New Jersey    NJ      1/30/2004        134     6.2%        $14.4     $107,612
Fairmount Apartments                           New Jersey    NJ      1/30/2004         54     6.2%         $2.2      $41,519
Kensington Apartments                          New Jersey    NJ      1/30/2004         38     6.2%         $1.8      $48,211
The Apartments at Wellington Trace             NoVA/DC       MD       3/2/2004        240     7.4%        $29.5     $123,100
The Village at Marshfield                      Boston        MA      3/17/2004        276     7.6%        $27.0      $97,725
Woodleaf Apartments                            NoVA/DC       MD      3/19/2004        228     7.1%        $20.0      $87,895
The Hamptons/The Vinings at Hampton Village    Florida       FL       7/7/2004        836     6.2%        $70.4      $84,161
Regency Club                                   New Jersey    NJ      9/24/2004        372     6.7%        $36.4      $97,890
                                                                                    -----     ---        ------      -------
                                                                     TOTAL YTD      2,486     6.7%       $247.5      $99,557
                                                                                    =====     ===        ======      =======

                                                                                               (1)                Wgtd. Avg.
                                                                      Purchase       # of      CAP     Purchase    Price Per
Community                                      Market        State        Date      Units     Rate   Price (mm)         Unit
---------                                      ------        -----        ----      -----     ----   ----------         ----
2003 ACQUISITIONS
Stone Ends Apartments                          Boston        MA      2/12/2003        280     7.7%        $34.0     $121,429
Falkland Chase                                 No. VA/DC     MD      9/10/2003        450     7.1%        $58.9     $130,836
                                                                                    -----     ---        ------      -------
                                                                     TOTAL YTD        730     7.3%        $92.9     $127,228
                                                                                    =====     ===        ======      =======

------------------------------------------------------------------------------- ---------- ----------------------------------
TOTAL 2003 and 2004 Acquisitions                                                    3,216     6.8%       $340.4     $105,838
------------------------------------------------------------------------------- ---------- ----------------------------------

(1)  CAP  rate  based  on  projected  NOI at the  time of  acquisition  after an allowance for a 3% management fee but before capital expenditures

Home Properties, Inc.
December 31, 2004 Supplemental Information

                             SUMMARY OF RECENT SALES

                                                                              (1)                         Wgtd. Avg.
                                                       Sale       # of        CAP             Sales        Price Per
Community                Market          State         Date      Units       Rate        Price (mm)             Unit
------------------------------------------------------------ ---------- ---------- ----------------- ----------------
2004 SALES
Northgate Manor          Rochester       NY       6/10/2004        224       9.0%              $9.3          $41,603
Maple Lane               South Bend      IN       7/30/2004        396       7.4%             $17.5          $44,192
Apple Hill Apartments    Hamden          CT      12/23/2004        498       7.0%             $48.1          $96,651
Parkview Gardens         Detroit         MI      12/29/2004        484      11.6%             $16.0          $33,033
Golfview Apartments      Detroit         MI      12/29/2004         44       9.1%              $1.5          $35,091
                                                                 -----       ---              -----          -------
                                                  TOTAL YTD      1,646       8.2%             $92.5          $56,187
                                                                 =====       ===              =====          =======

                                                                              (1)                         Wgtd. Avg.
                                                       Sale       # of        CAP             Sales        Price Per
Community                Market          State         Date      Units       Rate        Price (mm)             Unit
------------------------------------------------------------ ---------- ---------- ----------------- ----------------
2003 SALES
Weston Gardens           North/Central   OH        1/8/2003        242       7.4%              $6.4          $26,595
Candlewood Apartments    South Bend      IN       1/22/2003        310       9.4%             $14.7          $47,332
Green Acres              Philadelphia    PA       7/25/2003        212      11.0%             $10.5          $49,528
Carriage House           Baltimore       MD       9/17/2003         50       8.3%              $1.9          $38,750
Bayberry Place           Detroit         MI       9/25/2003        120       6.9%              $7.0          $58,333
Candlewood Gardens       Syracuse        NY       12/5/2003        126       9.6%              $3.8          $30,159
Pines of Perinton        Rochester       NY      12/19/2003        508       7.4%             $15.0          $29,528
                                                                 -----       ---              -----          -------
                                                  TOTAL YTD      1,568       8.7%             $59.3          $37,849
                                                                 =====       ===              =====          =======

(1)  CAP rate based on projected  NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures

Home Properties, Inc.
December 31, 2004 Supplemental Information
BREAKDOWN OF OWNED UNITS BY MARKET

                                       Net                                  Net
                                  Acquired        As of   12/31/2003   Acquired        As of      Current
MARKET                   STATE     in 2003   12/31/2003   % of Units    in 2004   12/31/2004   % of Units
------                   -----     -------   ----------   ----------    -------   ----------   ----------
SUBURBAN NEW YORK CITY   NY/NJ           0        6,837       16.70%        906        7,743       18.53%
SUBURBAN WASHINGTON      DC            450        7,038       17.19%        468        7,506       17.97%
PHILADELPHIA             PA           -212        5,913       14.44%          0        5,913       14.15%
BALTIMORE                MD            -50        5,644       13.79%          0        5,644       13.51%
DETROIT                  MI           -120        5,574       13.62%       -528        5,046       12.08%
UPSTATE NEW YORK         NY           -634        4,791       11.70%       -224        4,567       10.93%
CHICAGO                  IL              0        2,242        5.48%          0        2,242        5.37%
BOSTON                   MA            280          976        2.38%        276        1,252        3.00%
FLORIDA                  FL              0            0        0.00%        836          836        2.00%
PORTLAND                 ME              0          595        1.45%          0          595        1.42%
DOVER                    DE              0          432        1.06%          0          432        1.03%
HAMDEN                   CT              0          498        1.22%       -498            0        0.00%
SOUTH BEND               IN           -310          396        0.97%       -396            0        0.00%
NORTH/CENTRAL            OH           -242            0        0.00%          0            0        0.00%
                                       ---       ------       -----         ---       ------       -----

TOTAL                                 -838       40,936       100.0%        840       41,776       100.0%

Home Properties, Inc.
December 31, 2004 Supplemental Information

Debt Summary Schedule

FIXED
                                                                                             MATURITY    YEARS TO
PROPERTY                             LENDER                        RATE          BALANCE         DATE    MATURITY
BAYVIEW/COLONIAL                     Midland Loan                 8.350        5,427,756     11/01/05        0.84
CAMBRIDGE VILLAGE - 2nd (*)          North Fork Bank              5.210          570,988     11/01/05        0.84
IDLYWOOD                             Morgan Guaranty              8.625        8,622,673     11/01/05        0.84
CARRIAGE HILL - MI                   Prudential-Fannie Mae        7.360        3,380,160     01/01/06        1.00
CARRIAGE PARK                        Prudential-Fannie Mae        7.480        4,877,882     01/01/06        1.00
MID-ISLAND                           North Fork Bank              7.500        6,675,000     05/01/06        1.33
DEVONSHIRE - 1st (*)                 AMI Capital                  7.100       18,774,117     06/01/06        1.42
COUNTRY VILLAGE                      PW Funding                   8.385        6,192,525     08/01/06        1.58
HAMPTON COURT                        ORIX RE Capital              8.875        3,297,441     09/01/06        1.67
MILL TOWNE VILLAGE                   Prudential-Fannie Mae        6.325        8,530,000     01/01/07        2.00
WOODGATE PLACE                       ARCS Mortgage                7.865        3,183,281     01/01/07        2.00
BRITTANY PLACE                       CapMark Svcs.                4.780       19,048,873     06/11/07        2.44
SEMINARY TOWERS - 1st                Wachovia                     8.220        1,979,709     06/25/07        2.48
SEMINARY TOWERS - 2nd                Wachovia                     8.400        1,233,603     06/25/07        2.48
SEMINARY TOWERS - 3rd                Wachovia                     5.350       16,228,779     06/25/07        2.48
SEMINARY TOWERS - 4th                Wachovia                     5.390       10,000,000     06/25/07        2.48
SOUTHERN MEADOWS (*)                 CapMark Svcs.                7.250       19,484,210     07/11/07        2.53
COURTYARDS VILLAGE (*)               Berkshire Mtg-Freddie        6.670        4,982,712     08/01/07        2.58
LIBERTY COMMONS LAND                 V & E Enterprises, Inc.      7.000          540,000     09/25/07        2.73
ROYAL GARDENS APTS. - 1st            M & T Bank - Freddie         4.900       31,455,266     11/01/07        2.84
ROYAL GARDENS APTS. - 2nd            M & T Bank - Freddie         4.550        1,478,056     11/01/07        2.84
FENLAND FIELD                        Prudential-Fannie Mae        5.050       12,294,776     12/01/07        2.92
HP@NEWARK (CHSTNT CRSG)              Prudential-Fannie Mae        4.840       16,858,043     12/01/07        2.92
STRATFORD GREENS - 1st (*)           North Fork Bank              5.690       13,620,854     12/01/07        2.92
STRATFORD GREENS - 2nd (*)           North Fork Bank              5.690        2,059,408     12/01/07        2.92
VILLAGE SQUARE 1, 2 & 3              Prudential-Fannie Mae        5.050       21,432,195     12/01/07        2.92
CYPRESS PLACE                        Reilly Mortgage              7.130        6,219,334     01/01/08        3.00
PAVILION - 2nd                       Capri Capital                7.450        3,675,705     01/01/08        3.00
PAVILION -3rd                        Capri Capital                5.030       17,877,134     01/01/08        3.00
THE LANDINGS -1st                    Capri Capital                6.930        9,277,748     01/01/08        3.00
THE LANDINGS - 2nd                   Capri Capital                6.740        3,662,000     01/01/08        3.00
VIRGINIA VILLAGE                     First Union NB - Svcr        6.910        9,115,351     01/01/08        3.00
CAMBRIDGE VILLAGE - 1st (*)          North Fork Bank              5.960        2,674,800     03/01/08        3.17
YORKSHIRE VILLAGE (*)                North Fork Bank              5.810        1,534,916     03/01/08        3.17
DETROIT PORTFOLIO                    Morgan Guaranty              7.510       43,465,216     06/01/08        3.42
WELLINGTON WOODS/LAKES               ORIX RE Capital              6.980        7,604,430     06/01/08        3.42
CHATHAM HILL - 1st                   Bank of New York             3.900       20,699,462     07/01/08        3.50
NORTHWOOD - 1st                      Bank of New York             3.850        5,722,134     07/01/08        3.50
RACQUET CLUB SOUTH                   Legg Mason RE                6.980        2,878,808     07/01/08        3.50
WESTWOOD VILLAGE - 1st (*)           M and T Bank                 5.940       16,066,748     10/31/08        3.84
STONE ENDS                           Prudential-Fannie Mae        4.530       23,641,928     11/01/08        3.84
WESTWOOD VILLAGE - 2nd (*)           M and T Bank                 5.940          940,893     11/01/08        3.84
HP at GOLF CLUB                      ARCS Mortgage                6.585       15,946,222     12/01/08        3.92
DEVONSHIRE - 2nd                     AMI Capital                  6.720        4,808,682     01/01/09        4.01
HERITAGE SQUARE                      PW Funding                   5.150        6,481,575     07/01/09        4.50
BLACKHAWK                            M&T Bank-Freddie Mac         5.060       13,735,974     12/01/09        4.92
WILLIAM HENRY                        Legg Mason RE                5.310       23,312,316     12/01/09        4.92
CHERRY HILL                          Prudential                   5.360        5,204,718     01/01/10        5.01
ELMWOOD TERRACE                      Capri Capital - Fannie       5.300       21,760,880     01/01/10        5.01
GLEN MANOR                           Prudential-Fannie Mae        5.065        5,999,298     01/01/10        5.01
HILL BROOK APTS                      M & T Bank - Freddie         5.210       11,568,132     01/01/10        5.01
RIDLEY BROOK                         Prudential-Fannie Mae        4.865       10,012,251     01/01/10        5.01
SHERRY LAKE                          GMAC - Freddie Mac           5.180       20,119,645     01/01/10        5.01
BRADDOCK LEE                         Prudential-Fannie Mae        4.575       21,915,000     01/01/10        5.01
LAKEVIEW                             Prudential-Fannie Mae        4.575        8,917,000     01/01/10        5.01
PLEASURE BAY                         Prudential-Fannie Mae        4.575       15,502,000     01/01/10        5.01
WINDSOR REALTY                       Prudential-Fannie Mae        4.575        4,800,000     01/01/10        5.01
MULTI-PROPERTY                       M & T Bank - Freddie         7.575       45,400,000     05/01/10        5.33
CIDER MILL - 1st                     Berkshire Mtg-Freddie        7.700       45,918,007     10/01/10        5.75
CIDER MILL - 2nd                     Berkshire Mtg-Freddie        5.180       18,666,905     10/01/10        5.75
HP at DEVON                          Prudential-Fannie Mae        7.500       28,892,000     10/01/10        5.75
TREXLER PARK                         Prudential-Fannie Mae        7.500       10,140,000     10/01/10        5.75
MULTI-PROPERTY                       Prudential-Fannie Mae        7.250       32,978,000     01/01/11        6.01
MULTI-PROPERTY                       Prudential-Fannie Mae        6.360        8,141,000     01/01/11        6.01
MULTI-PROPERTY                       Prudential-Fannie Mae        6.160       58,881,000     01/01/11        6.01
ORLEANS VILLAGE                      Prudential-Fannie Mae        6.815       43,745,000     01/01/11        6.01
RACQUET CLUB                         Prudential-Fannie Mae        6.875       21,936,513     04/01/11        6.25
MEADOWS APARTMENTS                   Prudential-Fannie Mae        6.875        3,381,066     05/01/11        6.33
TIMBERCROFT TH's 1 - 1st             GMAC                         8.500          642,754     05/01/11        6.33
LAKE GROVE                           Prudential-Fannie Mae        6.540       26,690,564     12/01/11        6.92
MULTI_PROPERTY NOTES PAY             Seller Financing             4.000          665,329     02/01/12        7.09
TIMBERCROFT TH's 3 - 1st             GMAC                         8.000          901,327     02/01/12        7.09
EMERSON SQUARE                       M&T Bank-Freddie Mac         6.850        2,229,708     03/01/12        7.17
FAIRVIEW                             M&T Bank-Freddie Mac         6.850        7,503,451     03/01/12        7.17
PARADISE LANE                        M&T Bank-Freddie Mac         6.830        8,753,016     03/01/12        7.17
PERINTON MANOR                       M&T Bank-Freddie Mac         6.850        9,282,079     03/01/12        7.17
HP at CASTLE CLUB                    Legg Mason RE                9.550        6,803,636     05/01/12        7.34
GATEWAY VILLAGE                      Prudential-Fannie Mae        6.885        7,074,399     05/01/12        7.34
THE COLONIES                         Prudential-Fannie Mae        7.110       21,254,522     06/01/12        7.42
CARRIAGE HILL - NY                   M&T Bank-Freddie Mac         6.850        5,840,733     07/01/12        7.50
CORNWALL PARK                        M&T Bank-Freddie Mac         6.830        5,645,473     07/01/12        7.50
HARBORSIDE MANOR - 1st               M&T Bank-Freddie Mac         6.850        7,349,589     07/01/12        7.50
HARBORSIDE MANOR - 2nd               M&T Bank-Freddie Mac         5.680        1,205,461     07/01/12        7.50
LAKESHORE VILLAS                     M&T Bank-Freddie Mac         6.850        5,047,367     07/01/12        7.50
PATRICIA APTS                        M&T Bank-Freddie Mac         6.830        5,353,466     07/01/12        7.50
PEARL STREET                         M&T Bank-Freddie Mac         6.830        1,104,761     07/01/12        7.50
SUNSET GARDENS - 1st                 M&T Bank-Freddie Mac         6.830        5,937,480     07/01/12        7.50
SUNSET GARDENS - 2nd                 M&T Bank-Freddie Mac         5.520        2,864,404     07/01/12        7.50
WESTMINISTER PLACE                   M&T Bank-Freddie Mac         6.850        6,619,497     07/01/12        7.50
WOODHOLME MANOR                      Prudential-Fannie Mae        7.160        3,800,092     07/01/12        7.50
REGENCY CLUB - 1st                   Capri Capital - Fannie       4.840       19,207,280     10/01/12        7.76
REGENCY CLUB - 2nd                   Capri Capital - Fannie       4.950        7,990,298     10/01/12        7.76
CANTERBURY APARTMENTS                M&T Bank-Fannie Mae          5.020       30,072,439     05/01/13        8.34
MORNINGSIDE                          Morgan Guaranty              6.990       18,054,135     05/01/13        8.34
MULTI-PROPERTY                       Prudential - Fannie Mae      6.475      100,000,000     08/31/13        8.67
1600 ELMWOOD AVE                     Legg Mason-Freddie           5.630       11,027,325     10/01/13        8.76
DEERFIELD WOODS                      GE Financial                 7.000        3,148,482     01/01/14        9.01
FALKLAND CHASE                       Capri Capital                5.480       15,363,021     04/01/14        9.25
CURREN TERRACE                       M&T Bank-Freddie Mac         5.360       14,998,080     10/01/14        9.76
RAINTREE                             Capitalized Lease            4.920        5,941,639     12/01/14        9.92
SPRINGWELLS                          AMEX/IDS                     8.000       10,213,419     07/01/15       10.50
PAVILION - 1st                       Capri Capital                8.000        7,682,874     11/01/18       13.84
BONNIE RIDGE - 1st                   Prudential                   6.600       16,452,201     12/15/18       13.96
BONNIE RIDGE - 2nd                   Prudential                   6.160       19,615,687     12/15/18       13.96
TIMBERCROFT TH's 1 - 2nd             Allfirst Mtg                 8.375        2,061,224     06/01/19       14.42
TIMBERCROFT TH's 3 - 2nd             Allfirst Mtg                 8.375        3,027,442     06/01/19       14.42
VILLAGE GREEN, FW                    ARCS Mortgage                8.230        3,812,233     10/01/19       14.76
RAINTREE                             Leasehold Mortgage           8.500        1,031,679     04/30/20       15.34
MACOMB MANOR                         EF&A Funding                 8.630        3,680,695     06/01/21       16.43
SHAKESPEARE PARK                     Reilly Mortgage              7.500        2,397,198     01/01/24       19.01
HOLIDAY SQUARE (*)                   Red Capital (Servicer)       6.700        3,582,495     03/01/24       19.18
WOODLEAF                             HOC of Montgom Cty           5.080        8,087,246     02/01/27       22.10
BARI MANOR (*)                       Wachovia (Servicer)          4.440        2,986,850     10/11/28       23.79
HUDSON VIEW ESTATES (*)              Wachovia (Servicer)          4.500        2,314,548     10/11/28       23.79
SHERWOOD TOWNHOUSES (*)              Wachovia (Servicer)          4.290          725,146     10/11/28       23.79
SPARTA GREEN (*)                     Wachovia (Servicer)          4.440        1,888,394     10/11/28       23.79
OWINGS RUN 1                         Reilly Mortgage              8.000       17,141,797     10/01/35       30.77
OWINGS RUN 2                         Prudential Huntoon           8.000       14,308,107     06/01/36       31.44
THE VILLAGE AT MARSHFIELD            Capstone Realty (HUD)        5.950       24,459,912     01/01/42       37.03

     WTD AVG - FIXED SECURED                                       6.28    1,439,289,052                     7.20
                                                                           -------------
     % OF PORTFOLIO - FIXED                                                        88.6%

VARIABLE SECURED
CHATHAM HILL 2nd - L+150             Bank of New York             3.780        6,520,527     07/01/08        3.50
NORTHWOOD 2nd - L + 150              Bank of New York             3.780        2,701,122     07/01/08        3.50
HAWTHORNE COURT 90L + 65             PW Funding - Fannie          2.670       38,245,217     07/01/14        9.50
THE HAMPTONS 90L + 65                Prudential-Fannie Mae        2.660       55,634,176     08/01/14        9.59
FALKLAND CHASE BMA Index + 1.12      Capri Capital                2.744       24,695,000     10/01/30       25.77
                                                                           -------------
     WTD AVG - VARIABLE SECURED                                    2.76      127,796,041                    12.25

     WTD AVG - TOTAL SECURED DEBT                                  5.99    1,567,085,094                     7.52

VARIABLE UNSECURED - LINE OF CREDIT
LINE OF CREDIT                       M and T Bank et. al.          3.45       58,000,000     09/01/05        0.67
                                                                           -------------
           Adjusts Daily LIBOR + 105

---------------------------------------------------------------
     WTD AVG - COMBINED DEBT                                      5.902    1,625,085,094                     7.28
---------------------------------------------------------------           --------------

--------------------------------------------------------------- --------                             -------------
WTG AVG - TOTAL SECURED DEBT                                       5.99                                      7.52
--------------------------------------------------------------- --------                             -------------
WTD AVG - TOTAL PORTFOLIO                                          5.90                                      7.28
--------------------------------------------------------------- --------                             -------------

(*)  General ledger balance and rate have been adjusted  pursuant to FAS #141 to reflect fair market value of debt.

AFFORDABLE  GENERAL LEDGER PARTNER  MINORITY  INTEREST  PROPERTIES
HELD FOR SALE INCLUDED IN DISCONTINUED OPERATIONS:                            77,637,385 Various
                                                                           -------------

                                                                           -------------
TOTAL MORTGAGE DEBT                                                        1,702,722,479
                                                                           =============

--------------------------------------------------------------------      ------------------------------------------------------
                        FREE & CLEAR PROPERTIES                                                 FIXED RATE
--------------------------------------------------------------------                      MATURING DEBT SCHEDULE
1600 East Avenue             164     Mansion House (Bryn Mawr)    16      ------------------------------------------------------
Arbor Crossing               134     Maple Tree                   84                        MATURING        WTD AVG   Percent of
Beechwood Gardens            160     Newcastle Apartments        197         YEAR             DEBT           RATE          Total
Brook Hill                   192     Rider Terrace                24         ----             ----           ----          -----
Cedar Glen                   110     Sherwood House                6         2005          14,621,416        8.39          1.02%
Coventry Village              94     Terry Apartments             65         2006          43,197,126        7.54          3.00%
East Hill Gardens             33     The Colony                  783         2007         184,409,764        5.52         12.81%
Fairmount                     54     The Lakes                   434         2008         191,002,830        6.04         13.27%
Gardencrest                  696     The Sycamores               185         2009          48,338,547        5.36          3.36%
Glen Brook                   177     Wellington Trace            240         2010         274,815,835        6.21         19.09%
                                     West Springfield                        2011         196,395,897        6.65         13.65%
Muncy - Holiday Square        23     Terrace                     244         2012         142,433,367        6.60          9.90%
Kensington                    38                                             2013         159,153,899        6.20         11.06%
                                                                             2014          39,451,222        5.47          2.74%
                                                                          2015-2042       145,469,148        6.78         10.10%
                                                                                          -----------        ----         -----
Total Free and Clear
Properties:                   23               Units:          4,153        TOTAL         1,439,289,052      6.28        100.00%
--------------------------------- -- ----------------------- --------     ------------------------------------------------------

Home Properties, Inc.
NAV calculation as of December 31, 2004

Net Asset Value Calculation
---------------------------
Based on properties wholly owned - before FIN 46 adjustment

Cap Rate (after 3% G&A, before capital expenditures)        6.75%         7.00%        7.25%
------------------------------------------------------        -----         -----        -----

4th QTR 2004
------------
Rent                                                        112,206       112,206      112,206
Property other income                                         5,260         5,260        5,260
Operating & maintenance expense                             (52,227)      (52,227)     (52,227)
                                                         ----------    ----------   ----------
Property NOI                                                 65,239        65,239       65,239
Adjustment for 4th QTR acquisitions                               -             -            -
Effective 4th QTR "run rate"                                 65,239        65,239       65,239

Annualized (for 4th qtr seasonality) 25.0%                  260,956       260,956      260,956
NOI growth for next 12 months @         4%                   10,438        10,438       10,438
                                                         ----------    ----------   ----------
Adjusted NOI                                                271,394       271,394      271,394
                                                                  -
Real estate value using above cap rate                    4,020,655     3,877,061    3,743,369
Balance sheet adjustments before FIN 46R
----------------------------------------
Cash                                                          7,269         7,269        7,269
Other assets                                                 82,455        82,455       82,455
Less:
  Deferred charges                                           (9,918)       (9,918)      (9,918)
  Intangible                                                   (505)         (505)        (505)
                                                         ----------    ----------   ----------
Gross value                                               4,099,956     3,956,362    3,822,670
Less liabilities & perpetual preferred stock             (1,761,193)   (1,761,193)  (1,761,193)
                                                         ----------    ----------   ----------
Net Asset Value                                          $2,338,763    $2,195,169   $2,061,477
                                                         ==========    ==========   ==========

Per share/unit - fully diluted                               $47.68        $44.75       $42.03
                                                         ==========    ==========   ==========
                    49,050.0 shares
----------------------------------------------------------------------------------------------
Economic CAP rate (after cap ex reserve of
   $525 per unit)                                             6.20%         6.43%        6.66%
----------------------------------------------------------------------------------------------
Adjustment for Acquisitions
---------------------------

                                                                          Initial                 # of days
                                                                      Unleveraged    Quarterly      Missing
Property                       Units     Region     Price     Date         Return          NOI   In Quarter    Adj
--------                       -----     ------     -----     ----         ------          ---   ----------    ---
                                                                                             -                   -
None during fourth quarter                                                                   -                   -
                                                                                             -                   -
                                                                                             -                   -
                                                                                                               ---
                                                                                                               $ -

------------------------------------------------------------------------------------------------------------------
Reconcilation to financial statements:                                      Other        O&M
                                                               Rent        Income      Expense
                                                               ----        ------      -------
Per financial statement                                     112,206         5,260     (52,227)
Less results from propeties not wholly owned but
   consolidated due to FIN 46R                                    -             -            -
Add back properties classified as discontinued operations
  still owned at December 31, 2004:                              -             -            -
                                                         ----------    ----------   ----------

Proper run rate before acquisitions                        112,206         5,260      (52,227)
                                                         ==========    ==========   ==========

Operating  expenses now include a charge for G&A, so NAV calculation  does not need additional allocation.

                              Home Properties, Inc.
                   December 31, 2004 Supplemental Information

                      Recurring Capital Expenditure Summary

The  Company  has a policy  to  capitalize  costs  related  to the  acquisition,
development,  rehabilitation,   construction,  and  improvement  of  properties.
Capital  improvements  are costs that  increase  the value and extend the useful life of an asset.  Ordinary repair and maintenance  costs that do not extend the useful life of the asset are  expensed as  incurred.  Costs  incurred on a lease turnover  due to normal wear and tear by the  resident are expensed on the turn.
Recurring capital  improvements  typically  include:  appliances,  carpeting and flooring,  HVAC equipment,  kitchen/ bath cabinets, new roofs, site improvements and various exterior  building  improvements.  Non- recurring  upgrades include, among other items:  community centers,  new windows, and kitchen/ bath apartment upgrades.  The Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table  below is a list of the items  that  management  considers  recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                    Maintenance
                                                      Capitalized       Expense      Total
                              Capitalized             Expenditure      Cost per   Cost per
                                 Cost per    Useful      Per Unit          Unit       Unit
Category                             Unit   Life(1)   Per Year(2)   Per Year(3)   Per Year
-------------------------------------------------------------------------------------------
Appliances                         $1,000        18           $55           $ 5       $ 60
Blinds/Shades                         130         6            22             6         28
Carpets/Cleaning                      840         6           140            97        237
Computers, equipment, misc.(4)        120         5            22            29         51
Contract repairs                        -         -             -           102        102
Exterior painting(5)                   84         5            17             1         18
Flooring                              250         8            31             -         31
Furnace/Air (HVAC)                    765        24            32            43         75
Hot water heater                      130         7            19             -         19
Interior painting                       -         -             -           138        138
Kitchen/Bath cabinets               1,100        25            44             -         44
Landscaping                             -         -             -           106        106
New roof                              800        23            35             -         35
Parking lot                           400        15            27             -         27
Pool/Exercise facility                100        15             7            23         30
Windows                               980        36            27             -         27
Miscellaneous(6)                      705        15            47            40         87
-------------------------------------------------------------------------------------------
Total                              $7,404                    $525          $590     $1,115
-------------------------------------------------------------------------------------------

(1)  Estimated  weighted  average actual physical useful life of the expenditure capitalized.

(2)  This amount is not  necessarily  incurred  each and every year.  Some years will be higher,  or lower  depending  on the timing of certain  longer life expenditures.

(3)  These expenses are included in the Operating and  maintenance  line item of the Consolidated  Statement of Operations.  Maintenance labor costs are not included in the $590 per unit maintenance estimate. All personnel costs for site  supervision,  leasing agents,  and maintenance staff are combined and disclosed in the Company's same store expense detail  schedule.  The annual per unit cost of  maintenance  staff would add another $570 to expenses and total cost figures provided.

(4)  Includes computers, office equipment/ furniture, and maintenance vehicles.

(5)  The level of  exterior  painting  may be lower  than other  similar  titled presentations as the Company's  portfolio has a significant amount of brick exteriors.  In addition,  other  exposed  exterior  surfaces are most often covered with aluminum or vinyl.

(6)  Includes items such as: balconies, siding, and concrete/sidewalks.

In  reviewing  the  breakdown of costs above,  one must  consider the  Company's unique  strategy  in  operating  apartments,  which  has been to  improve  every property  every year  regardless  of age.  Another  part of its  strategy  is to purchase  older  properties and rehab and  reposition  them to enhance  internal rates of return.  This strategy results in higher costs of capital  expenditures and  maintenance  costs which is more than justified by higher  revenue  growth, higher net operating income growth and a higher rate of property appreciation.

                              Home Properties, Inc.
                   December 31, 2004 Supplemental Information

                           Capital Expenditure Summary

The  Company  estimates  that  during  the three and  nine-month  periods  ended
December 31, 2004,  approximately  $131 and $525 per unit was spent on recurring capital expenditures,  respectively. The table below summarizes the breakdown of capital  improvements by major categories  between recurring and  non-recurring, revenue generating capital improvements as follows:

               For the three-month period ended December 31, 2004
               --------------------------------------------------
                      (in thousands, except per unit data)

                                                          Non-                       Total
                             Recurring               Recurring                     Capital
                                Cap Ex  Per Unit(a)     Cap Ex   Per Unit(a)  Improvements  Per Unit(a)
                                ------  -----------     ------   -----------  ------------  -----------
New Buildings                     $  -          $ -    $ 1,533         $  37        $1,533        $  37
Major building improvements        951           23      4,586           110         5,537          133
Roof replacements                  363            9      1,206            29         1,569           38
Site improvements                  348            8      2,083            50         2,431           58
Apartment upgrades                 686           16      5,363           128         6,049          144
Appliances                         570           14        513            12         1,083           26
Carpeting/Flooring               1,788           43      1,101            26         2,889           69
HVAC/Mechanicals                   527           13      3,265            78         3,792           91
Miscellaneous                      234            5        701            18           935           23
                                ------         ----    -------          ----       -------         ----
Totals                          $5,467         $131    $20,351          $488       $25,818         $619
                                ======         ====    =======          ====       =======         ====

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding
     including  38,560  core  units,  2003  acquisition  units  of 730 and  2004 acquisition  units of 2,486 for the  three-month  period ended December 31,
     2004.

               For the twelve-month period ended December 31, 2004
               ---------------------------------------------------
                      (in thousands, except per unit data)

                                                           Non-                       Total
                             Recurring                Recurring                     Capital
                                Cap Ex   Per Unit(a)     Cap Ex   Per Unit(a)  Improvements  Per Unit(a)
                                ------   -----------     ------   -----------  ------------  -----------
New Buildings                     $  -           $ -    $ 3,702          $ 91        $3,702       $   91
Major building improvement s     3,721            91     15,958           390        19,679          481
Roof replacements                1,422            35      2,429            59         3,851           94
Site improvements                1,363            33      8,003           196         9,366          229
Apartment upgrades               2,685            66     23,982           587        26,667          653
Appliances                       2,230            55      1,987            49         4,217          104
Carpeting/Flooring               7,001           171      3,670            90        10,671          261
HVAC/Mechanicals                 2,062            50     12,129           297        14,191          347
Miscellaneous                      915            24      2,553            62         3,468           86
                               -------          ----    -------        ------       -------       ------
Totals                         $21,399          $525    $74,413        $1,821       $95,812       $2,346
                               =======          ====    =======        ======       =======       ======

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  38,560  core  units,  2003  acquisition  units  of 730 and  2004 acquisition  units of 1,593 for the twelve-month  period ended December 31,
     2004.

The  schedule  below  summarizes  the  breakdown of total  capital  improvements between core and non-core as follows:

               For the three-month period ended December 31, 2004
               --------------------------------------------------
                      (in thousands, except per unit data)

                                                           Non-                    Total
                                 Recurring            Recurring                  Capital
                                    Cap Ex  Per Unit     Cap Ex   Per Unit  Improvements  Per Unit
                                    ------  --------     ------   --------  ------------  --------
Core Communities                    $5,046      $131    $18,551       $481       $23,597      $612
2004 Acquisition Communities           325       131      1,211        487         1,536       618
2003 Acquisition Communities            96       131        589        808           685       939
Sub-total                            5,467       131     20,351        488        25,818       619
2004 Disposed Communities              126       131        431        449           557       580
Corporate office expenditures(1)         -         -          -          -         1,176         -
                                    ------      ----    -------       ----       -------      ----
                                    $5,593      $131    $20,782       $486       $27,551      $617
                                    ======      ====    =======       ====       =======      ====

(1)  No distinction is made between recurring and non-recurring expenditures for corporate office.

               For the twelve-month period ended December 31, 2004
               ---------------------------------------------------
                      (in thousands, except per unit data)

                                                           Non-                    Total
                                 Recurring            Recurring                  Capital
                                    Cap Ex  Per Unit     Cap Ex  Per Unit   Improvements  Per Unit
                                    ------  --------     ------  --------   ------------  --------
Core Communities                   $20,183      $525    $70,968    $1,840        $91,151    $2,365
2004 Acquisition Communities           834       525      2,562     1,608          3,396     2,133
2003 Acquisition Communities           382       525        883     1,209          1,265     1,734
Sub-total                           21,399       525     74,413     1,821         95,812     2,346
2004 Disposed Communities              699       525      1,844     1,379          2,543     1,904
Corporate office expenditures(1)         -         -          -         -          4,345         -
                                   -------      ----    -------    ------       --------    ------
                                   $22,098      $525    $76,257    $1,806       $102,700    $2,331
                                   =======      ====    =======    ======       ========    ======

(1)  No distinction is made between recurring and non-recurring expenditures for corporate office.

                 Adjusted Net Operating Income - Core Properties
                 -----------------------------------------------

                                    Fourth    Fourth           Year to   Year to
                                   Quarter   Quarter              Date      Date
                                  12/31/04  12/31/03  Change  12/31/04  12/31/03  Change
                                  --------  --------  ------  --------  --------  ------

Net Operating Income               $59,519   $58,292    2.1%  $234,927  $229,798    2.2%

Less: Non-recurring Cap Ex @ 7%   (1,299)         -       -  (4,968)         -       -
                                   -------   -------  ----    --------  --------    ---

Adjusted Net Operating Income      $58,220   $58,292  (0.1%)  $229,959  $229,798    0.1%
                                   =======   =======  ====    ========  ========    ===

Some  of  our  Core  Property  NOI  reflects  incremental   investments  in  the
communities  above  and  beyond  normal  capital  replacements.  After  charging ourselves a 7% cost of capital on these additional  expenditures,  what we refer to as the adjusted NOI for the quarter is recalculated and presented above.

Home Properties, Inc.
December 31, 2004 Supplemental Information

2005 Earnings Guidance
                                                                 First        Second      Third     Fourth
                                                               Quarter       Quarter    Quarter    Quarter        Year
                                                               -------       -------    -------    -------        ----
----------------------------------------------------------------------------------------------------------------------
2005 compared to 2004 based on NAREIT definition
FFO per share-2005 guidance per NAREIT definition            $.57-$.60     $.73-$.76  $.79-$.83  $.74-$.78 $2.83-$2.97
Midpoint of guidance                                            $0.585        $0.745      $0.81      $0.76       $2.90

FFO per share-2004 actual per NAREIT definition                 $0.615        $0.719     $0.563     $0.717       $2.62
Improvement projected                                            -4.9%          3.6%      43.9%       6.0%       10.7%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
2005 compared to 2004 based on "Operating FFO"
FFO per share-2005 guidance per NAREIT definition            $.57-$.60     $.73-$.76  $.79-$.83  $.74-$.78 $2.83-$2.97
Midpoint of guidance                                            $0.585        $0.745      $0.81      $0.76       $2.90

FFO per share-2004 Operating FFO, before impairment charges     $0.615        $0.741     $0.762     $0.717       $2.84
Improvement projected                                            -4.9%          0.5%       6.3%       6.0%        2.1%
----------------------------------------------------------------------------------------------------------------------

There are no impairment  charges projected for 2005, so the guidance is the same for both FFO  under the  strict  interpretation  of the  NAREIT  definition  and
"Operating FFO" calculated after adding back impairment  charges.  Operating FFO is consistent with 2003 NAREIT  definition which added back impairment  charges.
The results and  comparison to 2004 is shown two ways:  first (top box) equal to the  current  NAREIT  definition  where  impairment  charges on the sale of real estate reduced results by 22 cents; and second (lower box) after adding back the impairment  charges.  Management  believes that  comparing 2005 guidance to 2004
Operating FFO is a better indicator of comparative expectations.

Assumptions for mid-point of guidance:
Same store rental revenue growth                       (1)        1.7%          2.7%       4.2%       4.5%        3.3%

Same store expense growth                              (3)        3.2%          5.8%       2.0%       4.5%        3.9%

Same store NOI growth                                             0.7%          0.5%       5.5%       3.1%        2.5%

Same store 2005 economic occupancy                               92.4%         93.7%      94.0%      93.4%       93.4%
Same store 2004 economic occupancy                               93.5%         93.8%      92.8%      92.3%       93.1%
Difference in occupancy                                          -1.1%         -0.1%       1.2%       1.1%        0.3%

Annual growth by region:                                                                Revenue   Expenses         NOI
                                                                                    -----------------------------------
     Boston                                                                                5.5%       5.0%        5.8%
     Washington, DC                                                                        3.9%       3.9%        3.8%
     New Jersey/Long Island/Hudson Valley                                                  3.5%       6.0%        1.9%
     Baltimore                                                                             2.9%       6.0%        1.2%
     Philadelphia                                                                          2.8%       0.4%        4.7%
     Upstate NY                                                                            2.6%       1.6%        3.7%
     Detroit                                                                               2.3%       4.1%        0.7%
     Chicago                                                                               0.1%       4.4%       -4.2%
                                                                                    -----------------------------------
     Total                                                                                 3.1%       3.9%        2.5%

(1)  Rental rates are projected to increase 2.5%.  Concessions  are projected to slow down,  resulting  in an 11% drop,  adding  0.5% to net rental  income;
     occupancies  are  expected to pick up 0.3% for the year;  resulting in 3.3%
     rental revenue growth.

(2)  Property other income is expected to decrease year over year,  reducing the
     3.3% rental revenue growth to 3.1% total revenue growth.

(3)  Expense growth rates assumed for the midpoint of guidance for major expense categories are as follows:

                                         % of Total     % Increase
                                           Expenses      Over 2004
                                           --------      ---------
          Natural gas heating costs             12%          20.0%
          Repairs and maintenance               16%          -2.3%
          Total personnel costs                 24%           3.6%
          Property insurance                     3%         -14.8%
          Real estate taxes                     25%           5.8%
          Snow removal costs                     1%          38.0%

(4)  Other  comments:  G&A costs are expected to decrease  2.4%.  Cost savings from reduced Section 404 costs will more than offset other increases. First quarter G&A will be  highest  for the year as Section  404 is  finalized.
     Interest and  dividend  income is expected to have a run rate of about $40K per quarter. Other income is expected to average about $500K per quarter.

(5)  Acquisition pace (cap rates of 6.2% assumed)      $40 million   $55 million    $55 million    $50 million   $200 million

(6)  Disposition pace (cap rates of 7.5% assumed)       $0 million    $0 million    $28 million    $22 million    $50 million

Home Properties, Inc.
December 31, 2004 Supplemental Information

Consolidation Summary of the Balance Sheet as of December 31, 2004
(in thousands, except share and per share data)

                                                                                       December 31,          Effect   December 31,
                                                                                               2004       of FIN 46           2004
                                                                                    (before FIN 46)   Consolidation  (as reported)
                                                                                    ---------------   -------------  -------------
ASSETS
Real estate:
  Land                                                                                     $402,620                      $ 402,620
  Buildings, improvements and equipment                                                   2,642,570                      2,642,570
  Real estate held for sale or disposal, net                                                      -          78,711         78,711
                                                                                         ----------         -------     ----------
                                                                                          3,045,190          78,711      3,123,901
  Less:  accumulated depreciation                                                        (405,919)              -     (405,919)
                                                                                         ----------         -------     ----------
         Real estate, net                                                                 2,639,271          78,711      2,717,982

Cash and cash equivalents                                                                     7,269             656          7,925
Cash in escrows                                                                              39,528           4,355         43,883
Accounts receivable                                                                           6,198             466          6,664
Prepaid expenses                                                                             18,057             167         18,224
Investment in and advances to affiliates                                                        431         (431)              -
Deferred charges                                                                              9,918           3,860         13,778
Other assets                                                                                  8,323              17          8,340
                                                                                         ----------         -------     ----------
         Total assets                                                                    $2,728,995         $87,801     $2,816,796
                                                                                         ==========        ========     ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                                                                   $1,567,085         $77,637     $1,644,722
Line of credit                                                                               58,000               -         58,000
Accounts payable                                                                             24,057             543         24,600
Accrued interest payable                                                                      7,539           1,337          8,876
Accrued expenses and other liabilities                                                       22,394             556         22,950
Security deposits                                                                            22,118             533         22,651
                                                                                         ----------         -------     ----------
         Total liabilities                                                                1,701,193          80,606      1,781,799
                                                                                         ----------         -------     ----------

Commitments and contingencies
Minority interest                                                                           304,487           7,516        312,003
                                                                                         ----------         -------     ----------
Stockholders' equity:
   Cumulative redeemable preferred stock, $.01 par value; 2,400,000 shares issued
     and outstanding at September 30, 2004                                                   60,000               -         60,000
   Convertible cumulative preferred stock, $.01 par value; 10,000,000 shares
     authorized; 250,000 shares issued and outstanding at September 30, 2004                 25,000               -         25,000
   Common stock, $.01 par value; 80,000,000 shares authorized; 32,625,413 shares
      issued and outstanding at December 31, 2004                                               326               -            326
   Excess stock, $.01 par value; 10,000,000 shares authorized; no shares issued or
     outstanding                                                                                  -               -              -
   Additional paid-in capital                                                               807,199               -        807,199
   Accumulated other comprehensive income (loss)                                         (362)              -     (362)
   Distributions in excess of accumulated earnings                                       (168,848)       (321)    (169,169)
   Officer and director notes for stock purchases                                                 -               -              -
                                                                                         ----------         -------     ----------
         Total stockholders' equity                                                         723,315        (321)       722,994
                                                                                         ----------         -------     ----------
         Total liabilities and stockholders' equity                                      $2,728,995        $ 87,801     $2,816,796
                                                                                         ==========        ========     ==========